SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): January 5, 1999

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-27324                                 22-285-9704
      (Commission File Number)            (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




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Item 5.           Other Events

         Since December 1, 1993, Synaptic Pharmaceutical Corporation (the "Company") has been collaborating with Merck & Co., Inc. ("Merck"), on a drug discovery program to develop alpha 1a adrenergic antagonists for the treatment of benign prostatic hyperplasia ("BPH"). The collaboration was due to expire on November 30, 1998. However, the Company has agreed to provide Merck with a minimal level of continued scientific support for an additional three-month period. A compound identified as part of the collaboration is currently being studied by Merck in humans for its effectiveness in treating BPH. Other compounds selected by Merck in connection with the collaboration are undergoing early or late preclinical testing.

         On December 31, 1998, the term of the Company's collaboration with Eli Lilly and Company ("Lilly"), which was focused on a number of serotonin receptor subtypes and therapeutic applications, expired in accordance with the terms of the Research, Option and License Agreement dated as of January 25, 1991. In connection with the expiration of the collaboration, Lilly's obligation to provide the Company with funding to support a specified number of the Company's scientists terminated. Lilly continues to have an exclusive license under certain patent rights and to certain technology of the Company pursuant to the terms of the agreement and is continuing to conduct several drug discovery programs that had been conducted as part of the collaboration. The current status of certain of these programs is summarized in the following table:

Program(1)    Receptor(s)      Primary Indication(s)        Status(2)
--------------------------------------------------------------------------------

Serotonin     1F               Acute Migraine               Phase II Clinical(3)
              __(4)            Depression                   Phase I Clinical
              __(4)(5)         Depression                   Late Preclinical
              __(4)(5)         Depression                   Late Preclinical
              1A               Smoking Cessation            Late Preclinical(6)
              2C               Obesity                      Early Preclinical

(1) The Company's technology is being utilized by Lilly in drug discovery programs in addition to those programs referenced in the above table. In general, the drug discovery programs that are specifically referenced in the above table are at more advanced stages of development than those that are not specifically referenced in the table.

(2) "Early Preclinical" refers to the stage at which one or more leads have been identified and are being tested in in vitro or in vivo model systems for one or more indications. In addition, at this stage lead compounds may have been shown to be active in animal models for one or more indications and preliminary toxicology and pharmacokinetics studies will also have been concluded.

         "Late Preclinical" refers to the stage preceding the Phase I Clinical stage at which a drug candidate has been selected, scale-up of such candidate is underway or completed, and toxicology and pharmacokinetics studies are planned or underway or have been concluded.

         "Phase I Clinical" refers to the stage preceding the Phase II Clinical stage at which a drug candidate is being or has been administered to a small group of healthy human subjects for the purpose of testing for safety (adverse effects), dose tolerance, absorption, bio-distribution, metabolism, excretion and clinical pharmacology.


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         "Phase II Clinical"  refers to the stage  following  completion  of the
         Phase I Clinical stage at which (i) a drug candidate is being or has been administered to a small sample of the actual intended patient population to seek to assess the efficacy of the drug candidate for the specific targeted indication, to determine dose tolerance and the optimal dose range and to gather additional information relating to safety and potential adverse effects or (ii) a compound which is not necessarily a drug candidate due to certain of its pharmacological properties nevertheless is being or has been administered to a small sample of the actual intended patient population to seek to assess the
         efficacy  of  the  compound  for  the  specific  targeted   therapeutic
         indication. In the "proof of concept" case described in clause (ii), the objective is to assess, prior to the expenditure of additional resources, the correctness of the hypothesis that a certain receptor subtype can be manipulated in a therapeutically beneficial manner for the treatment of the disorder of interest.

         "Phase III Clinical" refers to the stage at which a drug candidate is being or has been administered to a broader sample of the general patient population to establish further clinical safety and efficacy of the drug candidate in order to determine its overall risk-benefit ratio and to provide an adequate basis for all physician labeling.

(3) In August 1998, the Company and Lilly announced that this compound would advance to the Phase III Clinical stage.

(4) The serotonin receptor subtype that is the focus of this program is confidential to the Company and Lilly.

(5) The serotonin receptor subtype that is the target of this program is different from the serotonin receptor subtype that is the target of the depression program that is in the Phase I Clinical stage and is different from the serotonin receptor subtype that is the target of the other depression program that is in the Late Preclinical stage. Accordingly, the compound that is currently the focus of this depression program is not a back-up to either the compound that is the focus of the depression program that is in the Phase I Clinical stage or the compound that is the focus of the other depression program that is in the Late Preclinical stage.

(6) During the third quarter of 1998, Lilly informed the Company that it would not continue to develop this compound but would instead seek a development partner or licensee for the compound that is the focus of this program.


         This Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements include any statements which are not historical facts. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in development, testing, regulatory approval, production and marketing of drug candidates, any unexpected adverse side effects or inadequate therapeutic efficacy of drug candidates that could slow or prevent product development efforts, competition within anticipated product markets, the uncertainty of product development in the pharmaceutical industry, the inability to license potential products or certain rights thereto to third parties, the uncertainty of patent protection for intellectual property or trade secrets and those risks and uncertainties detailed under the captions "Competition" and "Government Regulation" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "1997 Form 10-K"), as well as the risks and uncertainties disclosed under the captions "Early Stage of Product Development; Technological Uncertainty," "Dependence

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on Collaborative  Partners and Licensees for Development,  Regulatory Approvals,
Manufacturing, Marketing and Other Resources" and "Uncertainties Related to Clinical Trials" as "Cautionary Statements" in the 1997 Form 10-K or detailed from time to time in filings the Company makes with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in the forward-looking statements contained herein are reasonable, it can give no assurance that such expectations will prove to be correct. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 1999
                                            SYNAPTIC PHARMACEUTICAL CORPORATION
                                            (Registrant)


                                            By:/s/ Kathleen P. Mullinix
                                               ---------------------------------
                                            Name:  Kathleen P. Mullinix
                                            Title: Chairman, President and Chief
                                                    Executive Officer




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